EXHIBIT 32

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

             FURNISHED PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT


I, David Moskowitz, President and Chief Executive Officer of GenoMed, Inc. (the "registrant"), have executed this certification for furnishing to the Securities and Exchange Commission in connection with the filing with the Commission of the registrant's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004 (the "Report"). I hereby certify that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant as of and for the end of that period.

                                          /s/ David Moskowitz
                                          -------------------------------------
                                          David Moskowitz
Date:  November 22, 2004                  President and Chief Executive Officer



                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

             FURNISHED PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT


I, Robyn Owens, Chief Financial Officer of GenoMed, Inc. (the "registrant"), have executed this certification for furnishing to the Securities and Exchange Commission in connection with the filing with the Commission of the registrant's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004 (the "Report"). I hereby certify that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant as of and for the end of that period.


                                          /s/ Robyn Owens
                                          -------------------------------------
                                          Robyn Owens
Date:  November 22, 2004                  Chief Financial Officer